UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2015

Avatar Ventures Corp.

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-147037

(Commission File Number)

45-1689814

 (IRS Employer Identification No.)

112 North Curry Street

Carson City, Nevada 89703-4930

 (Address of principal executive offices)(Zip Code)

647-706-1923

(Registrant’s telephone number, including area code)

___________________________

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change of Fiscal year

Effective June 16, 2015 the company has amended its Articles of Incorporation/ Bylaws to provide the Board of Directors flexibility in moving forward.

Please refer to the Attached  Exhibit 3.1

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 3.1  Certificate of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Ventures Corp.
(Registrant)

Date: July 11, 2015	By:	/s/ Edward Minnema
	Name:	Edward Minnema
	Title:	President

3